Exhibit 32.1
CERTIFICATION  OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CBRL Group, Inc. (the “Issuer”) on Form 10-K for the fiscal year ended August 1, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Woodhouse, Chairman, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:	September 29, 2008	By: /s/Michael A. Woodhouse
Michael A. Woodhouse,
Chairman, President and Chief Executive Officer

Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CBRL Group, Inc. (the “Issuer”) on Form 10-K for the fiscal year ended August 1, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, N.B. Forrest Shoaf, Senior Vice President, Secretary and General Counsel and Interim Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: September 29, 2008	By: /s/N.B. Forrest Shoaf
N.B. Forrest Shoaf,
Senior Vice President, Secretary and General
Counsel and Interim Chief Financial Officer